UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2020
_______________________________________________________________________________
COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2020, the Board of Directors (the “Board”) of Covenant Transportation Group, Inc. (the “Company”) appointed certain of the Company’ executives to new positions as follows (the “Appointments”):

Name	New Title
John A. Tweed	Co-President and Chief Operating Officer
Joey B. Hogan	Co-President and Chief Administrative Officer
M. Paul Bunn	Executive Vice President, Chief Financial Officer, and Secretary
Richard B. Cribbs	Senior Vice President and Treasurer

On April 24, 2020, in connection with the Appointments, the Compensation Committee approved the annualized base salaries set forth in the table below. For Messrs. Tweed, Hogan, and Bunn, the salaries, as reduced in light of the uncertain impact of COVID-19 on the Company’s operations, were effective April 26, 2020. For Mr. Cribbs, the salary, as reduced for the impact of COVID-19, will be effective July 1, 2020. The higher salaries set forth in the table below will be effective when the Compensation Committee eliminates the salary reductions for the impact of COVID-19; provided that if the COVID-19 reductions are eliminated prior to July 1, 2020, then Mr. Cribbs’ annualized base salary will be $335,000 at such time until being reduced to $292,500 effective July 1, 2020.

Name	COVID-19 Reduced Annualized Base Salary	Annualized Base Salary
John A. Tweed	$403,750	$500,000
Joey B. Hogan	$403,750	$500,000
M. Paul Bunn	$292,500	$325,000
Richard B. Cribbs	$277,875	$292,500

Mr. Tweed will also receive reimbursement of up to $100,000 annually for out-of-pocket housing and travel costs related to travel between Greenville, Tennessee where Landair is headquartered and the Company’s headquarters in Chattanooga, Tennessee where Mr. Tweed will manage additional business units and have additional housing.

On such date, the Compensation Committee also approved severance agreements (each a “Severance Agreement”) for certain of the Company’s executive officers, including the Company’s Named Executive Officers. Upon a qualifying severance event, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, the Severance Agreements provide for the following benefits:

Title	Salary Continuation	Management Incentive Cash Bonus	COBRA Reimbursement
Chief Executive Officer & Co-Presidents	24 Months	If earned at or above minimum, then the target bonus for the year of termination, prorated for partial year of service	24 Months
Executive Vice Presidents	18 Months	If earned at or above minimum, then the target bonus for the year of termination, prorated for partial year of service	18 Months
Senior Vice Presidents	12 Months	If earned at or above minimum, then the target bonus for the year of termination, prorated for partial year of service	12 Months

Upon a qualifying change-in-control event only when the recipient is terminated without “cause” or is subject to a “constructive termination” during the 24 months following a change-in-control, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, the Severance Agreements provide for the following benefits:

Title	Lump Sum Severance Payment (as a % of Annualized Base Salary)	Management Incentive Cash Bonus	COBRA Reimbursement
Chief Executive Officer & Co-Presidents	300%	Target bonus for the year of termination	36 Months
Executive Vice Presidents	200%	Target bonus for the year of termination	24 Months
Senior Vice Presidents	100%	Target bonus for the year of termination	12 Months

Additionally, in connection with the Severance Agreements, the Board reviewed the non-compete agreement with Mr. Tweed  in connection with the Company’s purchase of Landair, and approved narrowing the scope of the non-compete to be consistent with the Severance Agreements.

The foregoing summary of the Severance Agreements and Mr. Tweed’s non-compete does not purport to be complete and is qualified in its entirety by reference to the copies of the Severance Agreements and non-compete, which will be filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

The following is biographical information of those officers subject to the Appointments:

John A. Tweed, 54, was appointed Co-President and Chief Operating Officer in April 2020.  Mr. Tweed joined the Company in July 2018 following our acquisition of Landair Holdings Inc. (“Landair”) and previously was the EVP and COO of Landair. Prior to the Company’s acquisition of Landair (the “Landair Acquisition”), Mr. Tweed served as the CEO of Landair since 2000. Prior to becoming CEO of Landair, Mr. Tweed held various positions at Landair, including vice president of sales and special-projects manager. Mr. Tweed is an active committee and board member for several industry associations and community organizations.

Joey B. Hogan, 58, was appointed Co-President and Chief Administrative Officer in April 2020.  Previously, Mr. Hogan served as our President and Chief Operating Officer from February 2016 to April 2020.  From May 2007 to February 2016 Mr. Hogan served as our Senior Executive Vice President and COO, as well as President of CTI.  Mr. Hogan was our CFO from 1997 to May 2007, our Executive Vice President from May 2003 to May 2007, and a Senior Vice President from December 2001 to May 2003.  From joining us in August 1997 through December 2001, Mr. Hogan served as our Treasurer.  Mr. Hogan served as a director and on the Audit Committee of Chattem, Inc., a consumer products company, from April 2009 through March 2010, and currently serves as an officer of the Truckload Carriers Association.

M. Paul Bunn, 42, was appointed our Executive Vice President, Chief Financial Officer, and Secretary in April 2020. Mr. Bunn previously served as our Executive Vice President since April 2019, Chief Accounting Officer and Treasurer since January 2012, and Senior Vice President since 2017.  Previously, Mr. Bunn served as our Corporate Controller from July 2009 to January 2012.  Prior to that, Mr. Bunn served as an Audit Senior Manager for Ernst & Young, LLP, a global professional services provider.

Richard B. Cribbs, 48, was appointed Senior Vice President of Strategy & Investor Relations, Treasurer in April 2020.  Previously, Mr. Cribbs served as our Executive Vice President and CFO since February 2016. From May 2008 to February 2016 Mr. Cribbs served as our Senior Vice President and CFO.  Mr. Cribbs served as our Vice President and Chief Accounting Officer from May 2007 to May 2008 and Corporate Controller from May 2006 to May 2007.  Prior to joining the Company, Mr. Cribbs was the Corporate Controller, Assistant Secretary, and Assistant Treasurer for Tandus, Inc., a commercial flooring company, from May 2005 to May 2006.  Mr. Cribbs also previously served as CFO of Modern Industries, Inc., a tier two automotive supply company, from December 1999 to May 2005.

Item 7.01	Regulation FD Disclosure.

On April 28, 2020, the Company issued a press release announcing realignment of the executive team. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	Covenant Transportation Group, Inc. press release announcing realignment of executive team.

The information contained in Items 7.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 5.02, 7.01, and 9.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the stockholder reports and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.
(Registrant)

Date: April 30, 2020	By:	/s/ Paul Bunn
Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Covenant Transportation Group, Inc. press release announcing realignment of executive team.